File Nos. 002-92487

811-04078

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 42	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 44	☒

SELIGMAN FRONTIER FUND, INC.

(Exact name of registrant as specified in charter)

100 PARK AVENUE, NEW YORK, NEW YORK 10017

(Address of principal executive offices)

Registrant's Telephone Number: 212-850-1864 or

Toll-Free 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

March 3, 2008

Seligman

Frontier Fund, Inc.

Seeking Growth in Capital Value Through Investments in Small-Company Growth Stocks

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

EQFR1 3/2008

For More Information	back cover

The Fund

Investment Objective

The Fund’s investment objective is growth of capital. Income may be considered but is incidental to the Fund’s investment objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective of growth of capital:

Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its total assets, determined at the time of investment, in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The investment manager may select investments for either their short-, medium- or long-term prospects. In selecting investments for the Fund, the investment manager maintains a disciplined investment process that focuses on downside risks as well as upside potential and seeks to identify companies that it believes display attractive growth, profitability or valuation characteristics, including one or more of the following:

■	Positive earnings and/or earnings growth rate

■	Positive revenue growth

■	Positive operating cash flows

■	Quality management

■	Unique competitive advantages

Small Companies:

Companies with market capitalization, at the time of purchase by the Fund, of $2 billion or less.

The Fund generally sells a stock if the investment manager believes its target price is reached, its valuation becomes excessive, its earnings or revenue growth are disappointing, its underlying fundamentals have deteriorated, or more attractive investment opportunities are believed to be available.

The Fund invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes these investments offer capital growth opportunities. The Fund may also invest in American Depositary Receipts (“ADRs”), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities that it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

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The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which “small companies” are defined if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management and limited product lines, markets and financial and managerial resources. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Fund’s performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options and warrants ) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in secu-

rities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund seeks to reduce the risks of investing in small-company stocks by adhering to its disciplined investment process and by diversifying its investments. The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a

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substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Through at least February 28, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”) has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. In the past, Seligman also made payments to the Fund. Absent fee waivers/expense reimbursements and payments, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 26.98% – quarter ended 12/31/99.

Worst calendar quarter return: -22.92% – quarter ended 9/30/98.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A
Return before taxes	0.12%	12.41	1.27		n/a	n/a
Return after taxes on distributions	(3.43)	10.98	0.44		n/a	n/a
Return after taxes on distributions and sale of Fund shares	2.45	10.47	0.86		n/a	n/a
Class B	1.16	12.63	1.26	(1)	n/a	n/a
Class C	4.66	12.93	n/a		3.21	n/a
Class D	4.55	12.90	1.10		n/a	n/a
Class R	4.96	n/a	n/a		n/a	13.35
Russell 2000 Growth Index*	7.05	16.49	4.32		4.25	16.47
Lipper Small-Cap Growth Funds Average*	8.70	15.49	7.48		7.70	15.66

* The Russell 2000 Growth Index (“Russell Index”) and the Lipper Small-Cap Growth Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the Russell Index excludes the effect of expenses, fees, sales charges and taxes. The Russell Index measures the performance of small-company growth stocks, as determined by the Frank Russell Company, and the Lipper Average is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Investors cannot invest directly in an average or an index.

(1)	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(1)	none	none	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.95%		0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.24%		1.00%	1.00%	1.00%	0.49%
Other Expenses(2)	0.71%		0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.90%		2.66%	2.66%	2.66%	2.15%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(2)	Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. No reimbursement was required for the fiscal year ended October 31, 2007.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$757	$1,138	$1,542	$2,669
Class B	769	1,126	1,610	2,809	†
Class C	369	826	1,410	2,993
Class D	369	826	1,410	2,993
Class R	318	673	1,154	2,483

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$757	$1,138	$1,542	$2,669
Class B	269	826	1,410	2,809	†
Class C	269	826	1,410	2,993
Class D	269	826	1,410	2,993
Class R	218	673	1,154	2,483

† Class	B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $10.7 billion in assets as of January 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2008 of approximately $7.6 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.95% of the Fund’s average daily net assets on the first $750 million of net assets and 0.85% of the Fund’s average daily net assets in excess of $750 million. For the fiscal year ended October 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.95% of the Fund’s average daily net assets. Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no reimbursement was required.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the continuance of the investment management agreement between the Fund and Seligman will be made available in the Fund’s Mid-Year Report, dated April 30, 2008.

Portfolio Management

The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Michael J. Alpert.

Mr. Alpert, a Managing Director of Seligman, is Vice President and Portfolio Manager of the Fund. Mr. Alpert joined Seligman in August 1999 as a member of the Small Company Growth Team. He became Co-Portfolio Manager of the Fund in 2004, and Portfolio Manager of the Fund in 2006.

Mr. Stephan B. Yost, a Senior Vice President, Investment Officer of Seligman, is a member of Seligman’s Small Company Growth Team. Mr. Yost joined Seligman in March 2001. Mr. Yost provides assistance to Mr. Alpert in managing the Fund through his research and contributions to the investment decisions with respect to companies operating primarily in the healthcare sector, among other sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”):

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp.

and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price(1)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50	4.71	4.00
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife,

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and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Fund’s Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another

Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

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CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund’s Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of mutual funds, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund’s Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund’s distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Fund without a sales charge, and other relevant information, please consult the Fund’s Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%	Your purchase of Class B shares must be for less than $250,000 because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

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■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C or Class D shares due to the shorter CDSC applicable to Class C and Class D shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C or Class D*

■ No initial sales charge on purchases.

■ A 1% CDSC on shares sold within one year of purchase.	Your purchase of Class C or Class D shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
■ Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
■ No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■ No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Class R**

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

**	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

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Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Fund’s Statement of Additional Information or www.seligman.com.

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Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class D” and “—Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: $1,000

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■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum initial investment of $1,000 is met or your account may

14

be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name, and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell this Fund’s shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you ex-

change Class A shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund’s minimum initial investment. See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may

15

charge a fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund accounts (at the time of election) without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

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■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may

17

take longer for your request to be processed. The Fund’s NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, Seligman Advisors (the Fund’s distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engag-

ing, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds

18

by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Fund.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that the Fund’s distributions will be primarily capital gains.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

19

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends, if any, on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the section entitled “Taxation of the Fund.”

20

The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

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FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

22

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

23

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund’s classes for the past five years, or from inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$14.29	$12.36	$12.17	$11.49	$ 8.83
Income (loss) from investment operations:
Net investment loss	(0.21)	(0.21)	(0.21)	(0.21)	(0.18)
Net realized and unrealized gain on investments and foreign currency transactions	3.18	2.64	0.40	0.89	2.84
Total from investment operations	2.97	2.43	0.19	0.68	2.66
Less distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net asset value, end of year	$15.63	$14.29	$12.36	$12.17	$11.49
Total Return	22.93%	20.29%	1.56%	5.92%#	30.12%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$52,441	$48,470	$47,699	$61,326	$70,355
Ratio of expenses to average net assets	1.90%	1.97%	2.01%	2.06%	2.27%
Ratio of net investment loss to average net assets	(1.47)%	(1.60)%	(1.70)%	(1.75)%	(1.91)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 26.

24

CLASS B
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$12.42	$10.88	$10.80	$10.28	$ 7.96
Income (loss) from investment operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain on investments and foreign currency transactions	2.70	2.31	0.35	0.79	2.55
Total from investment operations	2.43	2.04	0.08	0.52	2.32
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net asset value, end of year	$13.22	$12.42	$10.88	$10.80	$10.28
Total Return	21.90%	19.43%	0.74%	5.06%#	29.15%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,365	$4,264	$7,060	$13,393	$17,977
Ratio of expenses to average net assets	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

CLASS C
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$12.42	$10.89	$10.81	$10.28	$ 7.95
Income (loss) from investment operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain on investments and foreign currency transactions	2.71	2.30	0.35	0.80	2.56
Total from investment operations	2.44	2.03	0.08	0.53	2.33
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net asset value, end of year	$13.23	$12.42	$10.89	$10.81	$10.28
Total Return	22.00%	19.31%	0.74%	5.16%#	29.31%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,173	$2,505	$2,501	$2,832	$2,758
Ratio of expenses to average net assets	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 26.

25

CLASS D
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net asset value, beginning of year	$12.42	$10.88	$10.80	$10.27		$ 7.95
Income (loss) from investment operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)		(0.23)
Net realized and unrealized gain on investments and foreign currency transactions	2.70	2.31	0.35	0.80		2.55
Total from investment operations	2.43	2.04	0.08	0.53		2.32
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—		—
Net asset value, end of year	$13.22	$12.42	$10.88	$10.80		$10.27
Total Return	21.90%	19.43%	0.74%	5.16%	#	29.18%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$18,533	$18,563	$20,120	$28,871		$33,455
Ratio of expenses to average net assets	2.66%	2.72%	2.76%	2.82%		3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.35)%	(2.45)%	(2.51)%		(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%		124.34%

CLASS R
	Year Ended October 31,					4/30/03* to 10/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$14.20	$12.30	$12.17	$11.48		$ 9.13
Income (loss) from investment operations:
Net investment loss	(0.24)	(0.25)	(0.25)	(0.24)		(0.11)
Net realized and unrealized gain on investments and foreign currency transactions	3.14	2.65	0.38	0.93		2.46
Total from investment operations	2.90	2.40	0.13	0.69		2.35
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—		—
Net asset value, end of period	$15.47	$14.20	$12.30	$12.17		$11.48
Total Return	22.53%	20.14%	1.07%	6.01%	#	25.74%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$93	$17	$7	$71		$2
Ratio of expenses to average net assets	2.15%	2.23%	2.25%	2.32%		2.48%	†
Ratio of net investment loss to average net assets	(1.72)%	(1.86)%	(1.94)%	(2.01)%		(2.17)%	†
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%		124.34%	‡

*	Commencement of offering of shares.
#	Excluding the effect of the payments received from Seligman, as a result of its review of its fund portfolio brokerage commission practices, total returns for Class A, B, C, D and R shares would have been 5.85%, 4.99%, 5.09%, 5.09% and 5.94%, respectively.
†	Annualized.
‡	Computed at the Fund level for the year ended October 31, 2003.

26

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

27

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4078

Prospectus

March 3, 2008

Class I Shares

Seligman

Frontier Fund, Inc.

Seeking Growth in Capital Value Through Investments in Small-Company Growth Stocks

The Securities and Exchange Commission has neither approved nor disapproved the Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

EQFR1 3/2008CI

For More Information	back cover

The Fund

Investment Objective

The Fund’s investment objective is growth of capital. Income may be considered but is incidental to the Fund’s investment objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective of growth of capital:

Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its total assets, determined at the time of investment, in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The investment manager may select investments for either their short-, medium- or long-term prospects. In selecting investments for the Fund, the investment manager maintains a disciplined investment process that focuses on downside risks as well as upside potential and seeks to identify companies that it believes display attractive growth, profitability or valuation characteristics, including one or more of the following:

■	Positive earnings and/or earnings growth rate

■	Positive revenue growth

■	Positive operating cash flows

■	Quality management

■	Unique competitive advantages

Small Companies:

Companies with market capitalization, at the time of purchase by the Fund, of $2 billion or less.

The Fund generally sells a stock if the investment manager believes its target price is reached, its valuation becomes excessive, its earnings or revenue growth are disappointing, its underlying fundamentals have deteriorated, or more attractive investment opportunities are believed to be available.

The Fund invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes these investments offer capital growth opportunities. The Fund may also invest in American Depositary Receipts (“ADRs”), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities that it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which “small companies” are defined if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management and limited product lines, markets and financial and managerial resources. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Fund’s performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options and warrants) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in

2

the Fund due to an increase in short-term capital gains.

The Fund seeks to reduce the risks of investing in small-company stocks by adhering to its disciplined investment process and by diversifying its investments. The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table below the bar chart on the following page assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges. Through at least February 28, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”) has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. In the past, Seligman also made payments to the Fund. Absent fee waivers/reimbursements and payments, returns would have been lower.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

3

Class I Annual Total Returns – Calendar Years

Best calendar quarter return: 16.18% – quarter ended 6/30/03.

Worst calendar quarter return: -18.09% – quarter ended 9/30/02.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 11/30/01
Class I
Return before taxes	6.84%	14.47%	7.10%
Return after taxes on distributions	3.21	13.07	6.02
Return after taxes on distributions and sale of Fund shares	6.87	12.33	5.87
Russell 2000 Growth Index*	7.05	16.49	7.91
Lipper Small-Cap Growth Funds Average*	8.70	15.49	7.57

* The Russell 2000 Growth Index (“Russell Index”) and the Lipper Small-Cap Growth Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the Russell Index excludes the affect of expenses, fees, sales charges and taxes. The Russell Index measures the performance of small-company growth stocks, as determined by the Frank Russell Company, and the Lipper Average is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Investors cannot invest directly in an average or an index.

4

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	0.34%
Total Annual Fund Operating Expenses	1.29%

(1)	Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” ( i.e., those expenses other than management fees, 12b-1 fees, interests on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no reimbursement was required for Class I shares.

Example

The example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$131	$409	$708	$1,556

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

5

Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $10.7 billion in assets as of January 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2008 of approximately $7.6 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.95% of the Fund’s average daily net assets on the first $750 million of net assets and 0.85% of the Fund’s average daily net assets in excess of $750 million. For the Fund’s fiscal year ended October 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.95% of the Fund’s average daily net assets. Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no reimbursement was required for Class I shares.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the continuance of the investment management agreement between the Fund and Seligman will be made available in the Fund’s Mid-Year Report, dated April 30, 2008.

Portfolio Management

The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Michael J. Alpert.

Mr. Alpert, a Managing Director of Seligman, is Vice President and Portfolio Manager of the Fund. Mr. Alpert joined Seligman in August 1999 as a member of the Small Company Growth Team. He became Co-Portfolio Manager of the Fund in 2004, and Portfolio Manager of the Fund in 2006.

Mr. Stephan B. Yost, a Senior Vice President, Investment Officer of Seligman, is a member of Seligman’s Small Company Growth Team. Mr. Yost joined Seligman in March 2001. Mr. Yost provides assistance to Mr. Alpert in managing the Fund through his research and contributions to the investment decisions with respect to companies operating primarily in the healthcare sector, among other sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”):

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

7

Shareholder Information

The Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal

8

Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by

Seligman Advisors by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Shares of the Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the

9

Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, Seligman Advisors (the Fund’s distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular share holders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances

10

necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Fund.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that the Fund’s distributions will be primarily capital gains.

Institutional shareholders such as tax-deferred retirement plans and qualified State tuition programs generally will have dividend and capital gain distributions, if any, reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

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When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the section entitled “Taxation of the Fund.”

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

† Offers Class I shares.

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FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-

† Offers Class I shares.

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producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I shares.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Fund’s Class I shares for the past five years. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If such costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS I
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net asset value, beginning of year	$14.76	$12.67	$12.39	$11.62		$ 8.88
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.13)	(0.13)	(0.13)		(0.13)
Net realized and unrealized gain on investments and foreign currency transactions	3.30	2.72	0.41	0.90		2.87
Total from investment operations	3.17	2.59	0.28	0.77		2.74
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—		—
Net asset value, end of year	$16.30	$14.76	$12.67	$12.39		$11.62
Total Return	23.62%	21.08%	2.26%	6.63%	#	30.86%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$5,467	$4,439	$3,913	$4,497		$3,931
Ratio of expenses to average net assets	1.29%	1.33%	1.33%	1.34%		1.72%
Ratio of net investment loss to average net assets	(0.86)%	(0.96)%	(1.02)%	(1.03)%		(1.38)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%		124.34%

#	Excluding the effect of the payments received from Seligman, as a result of its review of its fund portfolio brokerage commission practices, the total return for Class I shares would have been 6.56%.

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How to Contact Us

The Fund

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

17

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202)551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4078

SELIGMAN FRONTIER FUND, INC.

Statement of Additional Information

March 3, 2008

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc. (the “Fund”), dated March 3, 2008, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus, dated March 3, 2008, offering Class I shares (together, “the Prospectuses”). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you, without charge, if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

EQFR1A

Fund History

The Fund was incorporated under the laws of the state of Maryland on July 9, 1984.

Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund’s investments and risks supplements the information contained in the Fund’s Prospectuses.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (“ADRs”) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes. ADRs, which are traded in dollars on US exchanges or the over-the-counter market, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund’s assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund’s repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act. The Fund’s Board of Directors may adopt procedures pursuant to which the investment manager may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the Investment Company Act of 1940 (“1940 Act”), the Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which the Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of the Fund’s assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund’s net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. The investment manager must seek approval of the Board of Directors to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small “margin deposit” and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Fund will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Short Sales. The Fund may not sell “short” or maintain a “short position”.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. The investment manager must seek Board approval to invest in any warrant if it is of a type the Fund has not previously utilized.

Options. The investment manager must seek approval of the Fund’s Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the investment manager’s request that the Fund be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in the Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position, in which case the Fund could lose money in the event of adverse price movements.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the investment manager deems it advantageous to do so. The investment manager will attempt to mitigate these risks by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Lending of Portfolio Securities. The Fund may lend portfolio securities if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund’s investments in other investment companies may include investment in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and the Fund’s returns will therefore be lower.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Except as otherwise specifically noted above, the Fund’s investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund’s outstanding voting securities. Under these policies, the Fund may not:

•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

•

Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities Exchange Commission (“SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

•

Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

•	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;

•

Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

The Fund’s fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Fund gains from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Fund.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits the Fund from making loans to affiliated persons but does not otherwise restrict the Fund’s ability to make loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund’s portfolio turnover rates for the fiscal years ended October 31, 2007 and 2006 were 115.96% and 91.67%, respectively.

Disclosure of Portfolio Holdings

The Fund’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Fund’s top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund’s portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund’s Board of Directors, the Fund’s portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund’s procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designee) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund’s portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund’s Board of Directors regarding compliance with the Fund’s policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund’s policies expressly permit Seligman’s employees to release the Fund’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Fund owns or does not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit their auditors to have access to the Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT, and to Institutional Shareholder Services (“ISS”) in connection with proxy voting services provided. Seligman discloses portfolio holdings to the third parties listed above, other than ISS, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. Seligman discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the ISS request.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Fund’s CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund’s portfolio holdings pursuant to these arrangements.

Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

Dr. Maureen Fonseca (52) Director****	July 2007 to Date	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).	59

John R. Galvin (78) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.	61

John F. Maher (64) Director	2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

Frank A. McPherson (74) Director	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System's Kansas City Reserve Bank.	61

Betsy S. Michel (65) Director	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Drew University (Madison, NJ). Trustee, The Geraldine R. Dodge Foundation (charitable foundation) Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

Leroy C. Richie (66) Director	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	61

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Robert L. Shafer (75) Director	1984 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer, Inc. (pharmaceuticals).	61

James N. Whitson (72) Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television networks).	61

INTERESTED DIRECTORS

William C. Morris*** (69) Director and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino*** (55) Director, President and Chief Executive Officer	Dir.: 1993 to Date Pres.: 1995 to Date CEO.: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp.; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	61

PRINCIPAL OFFICERS

Michael J. Alpert (40) Vice President and Portfolio Manager	Portfolio Mgr.: 2006 to Date Co-Portfolio Mgr.: 2004 to 2006	Managing Director, J. & W. Seligman & Co. Incorporated. He joined Seligman in August 1999 as a member of the Small Company Growth Team. He became Co-Portfolio Manager of the Fund in 2004, and Portfolio Manager of the Fund in 2006.	N/A

Eleanor T.M. Hoagland (56) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas G. Rose (50) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Lawrence P. Vogel (51) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Frank J. Nasta (43) Secretary	1994 to Date

Director, Managing Director, General Counsel and Corporate Secretary,

J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

N/A

*	Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Fund.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.
****Dr.	Fonseca was appointed to the Board of Directors on July 19, 2007.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met six times during the fiscal year ended October 31, 2007. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Mses. Fonseca and Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2007. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Fund’s Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met twice during the fiscal year ended October 31, 2007. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Ms. Michel.

Beneficial Ownership of Shares

As of December 31, 2007, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

Name	Dollar Range of Fund Shares Owned by Director	Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds
INDEPENDENT DIRECTORS

Dr. Maureen Fonseca	None	$1-$10,000
John R. Galvin	$1-$10,000	$50,001-$100,000
John F. Maher	$1-$10,000	Over $100,000
Frank A. McPherson	$50,001-$100,000	Over $100,000
Betsy S. Michel	$10,001-$50,000	Over $100,000
Leroy C. Richie	$1-$10,000	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	$50,001-$100,000	Over $100,000

INTERESTED DIRECTORS

William C. Morris	Over $100,000	Over $100,000
Brian T. Zino	Over $100,000	Over $100,000

Compensation

Name and Position with Fund	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total compensation from Fund and Fund Complex Paid to Directors (1)(2)
Dr. Maureen Fonseca, Director (3)	$216	N/A	$21,065
John R. Galvin, Director	808	N/A	107,222
John F. Maher, Director (4)	650	N/A	84,783
Frank A. McPherson, Director	821	N/A	107,222
Betsy S. Michel, Director	848	N/A	110,222
Leroy C. Richie, Director	851	N/A	110,222
Robert L. Shafer, Director	848	N/A	110,222
James N. Whitson, Director	808	N/A	107,222

(1)	For the Fund’s fiscal year ended October 31, 2007.
(2)	As of the date hereof, the Seligman Group of Funds consisted of twenty-four registered investment companies, including the Fund.
(3)	Dr. Fonseca was appointed to the Board of Directors on July 19, 2007.
(4)	Mr. Maher was appointed to the Board of Directors on December 18, 2006.

No compensation is paid by the Fund to Directors or officers of the Fund who are employees of Seligman.

The Fund has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings, when incurred, is included in directors’ fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund’s financial statements.

Mr. Maher is currently deferring compensation pursuant to the deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Fund in the amount of $820 as of December 31, 2007.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund’s deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former directors or trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All transactions by Employees in non-exempt securities must be pre-cleared by Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC’s Internet site, www.sec.gov.

Proxy Voting Policies

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s shareholders.

The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.	Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2.	Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.	Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.	Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.	Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

9.	Seligman will vote for proposals authorizing share repurchase programs.

10.	Seligman will vote against authorization to transact unidentified business at the meeting.

11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of February 7, 2008, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of February 7, 2008, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares as follows:

Name and Address	Class	Percentage of Total Shares Held
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	A	10.27%

Citigroup Global House Accounts, Attn: Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	B	8.25%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	B	6.23%

Citigroup Global House Accounts, Attn: Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	C	10.03%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	D	26.51%

Patterson & Co, FBO J & W Seligman & Co Matched Accumulation Plan, 1525 West Wt Harris Blvd, Charlotte, NC 28288	I	42.29%

MAC & CO FBO Customer Accounts, FBO Upromise North Carolina Mutual Fund Operations, 525 William Penn Place, Pittsburgh, PA 15230	I	27.71%

MAC & CO FBO Customer Accounts, FBO Upromise North Carolina Mutual Fund Operations, 525 William Penn Place, Pittsburgh, PA 15230	I	12.49%

MAC & CO FBO Customer Accounts, FBO Upromise North Carolina Mutual Fund Operations, 525 William Penn Place, Pittsburgh, PA 15230	I	9.36%

Patterson & Co, FBO Seligman Data Corp 401K Thrift Plan, 1525 West Wt Harris Blvd, Charlotte, NC 28288	I	8.15%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	R	88.73%

Seligman Advisors, Inc., Attn: Treasurer’s Dept, 100 Park Avenue, New York, NY 10017	R	11.23%

Management Ownership

As of February 7, 2008, Directors and officers of the Fund as a group owned 1.37% of the Fund’s Class A shares of capital stock then outstanding. As of the same date, Directors and officers of the Fund did not own any Class B shares, Class C shares, Class D shares or Class R shares of the then outstanding shares of capital stock of the Fund.

As of February 7, 2008, Directors and officers of the Fund as a group owned 9.20% of the Fund’s Class I shares of capital stock then outstanding of the Fund.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (“Management Agreement”). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund or Seligman with respect to the Fund’s investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.95% per annum of the Fund’s average daily net assets on the first $750 million of net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. For the fiscal year ended October 31, 2007, the Fund paid Seligman $766,116, equal to 0.95% per annum of its average daily net assets. For the fiscal year ended October 31, 2006, the Fund paid Seligman $767,845, equal to 0.95% per annum of its average daily net assets. For the fiscal year ended October 31, 2005, the Fund paid Seligman $923,521, equal to 0.95% per annum of its average daily net assets.

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect in the past.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses, such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was initially approved by the Board of Directors at a meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. Amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by Seligman, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group of Funds. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Fund’s Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Fund’s shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund’s investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price(1)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50	4.71	4.00
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Prior to January 1, 2006, Seligman Services received commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2006 (only through December 31, 2005) and 2005, Seligman Services received commissions in the amount of $47 and $1,360, respectively.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services, and distribution fee in respect of the Fund’s Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund’s Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board of Directors of the Fund.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2007 was $122,927, equivalent to 0.24% per annum of the Class A shares’ average daily net assets.

Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended October 31, 2007 was $37,558, equivalent to 1% per annum of the Class B shares’ average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2007 was $29,349, equivalent to 1% per annum of the Class C shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007 (the most recent date such information was available), Seligman Advisors incurred $178,972 of expenses in respect of the Fund’s Class C shares that were not reimbursed from the amount received from the Fund’s 12b-1 Plan. This amount is equal to 5.69% of the net assets of Class C shares at September 30, 2007.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1)

reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fee at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2007 was $183,498, equivalent to 1% per annum of the Class D shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007 (the most recent date such information was available), Seligman Advisors incurred $1,573,808 of expenses in respect of the Fund’s Class D shares that were not reimbursed from the amount received from the Fund’s 12b-1 Plan. This amount is equal to 8.71% of the net assets of Class D shares at September 30, 2007.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended October 31, 2007 was $188, equivalent to 0.49% per annum of the Class R shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007 (the most recent date such information was available), Seligman Advisors incurred $4,125 of expenses in respect of the Fund’s Class R shares that were not reimbursed from the amount received from the Fund’s 12b-1 Plan. This amount is equal to 6.85% of the net assets of Class R shares at September 30, 2007.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended October 31, 2007 were spent on the following activities in the following amounts:

	Class A	Class B*	Class C	Class D	Class R
Compensation to underwriters	$-0-	$44	$5,470	$7,797	$44
Compensation to broker/dealers	122,927	9,586	23,879	175,701	144
Other Compensation*	-0-	27,928	-0-	-0-	-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was initially approved on March 19, 1992 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Directors”) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The 12b-1 Plan became effective in respect of the Class A shares on June 1, 1992. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003, by the Directors, including a majority of Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the fiscal year ended October 31, 2007, Seligman Services received service fees of $12,913 pursuant to the Fund’s 12b-1 Plan.

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Fund are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information from that discussed in the Prospectuses with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account. For the purposes of the table below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael J. Alpert	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	117 Other Accounts with approximately $682.4 million in total assets under management.

Stephan Yost	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	118 Other Accounts with approximately $687.2 million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Compensation:

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Alpert received a base salary and a bonus. The amount of Mr. Alpert's bonus was based on (i) a performance component; and (ii) a discretionary component. The performance component was based on the Fund’s pre-tax investment performance as compared to the Fund’s Lipper Average described in the Prospectus. The discretionary component was based on numerous qualitative and quantitative factors relating to Mr. Alpert’s responsibilities as Fund portfolio manager and Small Company Growth Team Leader. The factors included, among other things, the performance of the Fund under Mr. Alpert's leadership, an evaluation of Mr. Alpert’s ability to take initiative with respect to new roles/responsibilities, his leadership abilities with respect to his investment team, his contributions to Seligman’s other investment teams, as well as the competitive environment for Mr. Alpert’s services.

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Yost received a base salary and a discretionary bonus. The amount of Mr. Yost's bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Mr. Yost's skills as a research analyst (i.e., quality of research), his particular contributions to his investment team (as well as his contributions to other Seligman investment teams), his ability to take initiative with respect to new roles/responsibilities, his leadership abilities and potential for growth as a portfolio manager, his ability to assimilate new concepts and ideas, his ability to work within a team structure, as well as the competitive environment for Mr. Yost’s services.

To reduce the amount of time the portfolio managers dedicate to marketing efforts and client services, the Fund’s investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors’ marketing department and the investment team.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of October 31, 2007, each of Messrs. Alpert and Yost owned between $50,001 and $100,000 of the Fund’s securities.

Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group of Funds or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

Commissions

For the fiscal years ended October 31, 2007, 2006 and 2005, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amount of $388,531, $412,455 and $425,101, respectively.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the investment companies of the Seligman Group of Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the investment companies of the Seligman Group of Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the year ended October 31, 2007, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10, divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of the Fund’s Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund’s Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary)

is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person.” A “single person” includes an individual; members of a family unit, comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in the Fund, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Ascensus (formerly, BYSIS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or through a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent are subject to a CDSC of 1% on redemptions of such shares within 18 months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within 18 months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.

The Board of Directors of the Fund has approved the automatic conversion of all of the Fund's outstanding Class D shares to Class C shares at net asset value on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. Holders of Class D shares will be advised of the details of the conversion of such shares at the time it is implemented. The conversion is not expected to affect account values.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for the Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Generally, portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on the over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market or for which there is no last sales price are valued at the mean of the most recent bid and asked price, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with 60 days or less remaining to maturity are generally valued at current market quotations or amortized cost if Seligman believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued as described above for short-term obligations maturing in 60 days or less.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 5.75%, and Class B, Class C, Class D, Class I and Class R shares are sold at NAV (1). Using each Class's NAV at October 31, 2007, the maximum offering price of the Fund’s shares is as follows:

Class A
Net asset value and offering price per share	$15.63
Maximum sales charge (5.75% of offering price)	0.95

Offering price to public	$16.58

Class B
Net asset value and offering price per share(1)	$13.22

Class C
Net asset value and offering price per share(1)	$13.23

Class D
Net asset value and offering price per share(1)	$13.22

Class I
Net asset value and offering price per share	$16.30

Class R
Net asset value and offering price per share(1)	$15.47

(1)

Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class C and Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Fund

The Fund is qualified and intends to continue to qualify for tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

Dividends from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. For taxable years beginning before January 1, 2011, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund’s shares.

If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Capital gain of a non-corporate US shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

The Fund is subject to a 4% nondeductible excise tax on the under distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its net capital gain income realized during the one-year period ending October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholders generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations. In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to US federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for US federal estate tax purposes, subject to any applicable estate tax treaty.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund’s capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the Fund for the fiscal years ended October 31, 2007, 2006 and 2005, are shown below. Also shown below are the amounts of the Class A and Class C sales charges retained by Seligman Advisors. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares.

Fiscal Year	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A Sales Charges Retained by Seligman Advisors
2007	$25,638	$3,856
2006	17,980	1,851
2005	17,904	1,644

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions (including sales charges after January 1, 2006 that otherwise would have been paid to Seligman Services) and other compensation from the Fund during the fiscal year ended October 31, 2007:

Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C, Class D and Class R Shares Retained)(2)	Brokerage Commissions	Other Compensation(3)
$3,856	$1,901	$0	$13,355

(1)	Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Accordingly, any net underwriting discounts and commissions in respect of Class C shares retained by Seligman Advisors would relate to purchases prior to June 4, 2007.
(2)	Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under the discussion “Rule 12b-1 Plan.”
(3)	During the fiscal year ended October 31, 2007, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D and Class R shares pursuant to the Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds”) and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in the Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV sales)
sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in the Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in the Fund.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors’ promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Through at least February 28, 2009, Seligman has contractually undertaken to waive its management fee and/or to reimburse the Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent that they exceed 0.78% per annum of the Fund’s average daily net assets. Similar expense reimbursement arrangements were in effect in the past. Absent such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period. The cumulative total return for each Class of shares of the Fund shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution, if any, was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D shares and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends or gain distributions or on the redemption of shares.

Historical Investment Results

Class A

The average annual total returns for the Fund’s Class A shares for the one-, five-, and ten-year periods ended October 31, 2007, were 15.87%, 14.29% and 2.33%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum initial sales charge of 5.75% of the public offering price and assuming that all of the dividends and distributions paid by the Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund’s Class A shares for the ten-year period ended October 31, 2007 was 25.84%. Thus, a $1,000 investment in Class A shares made on October 31, 1997 had a value of $1,258.45 on October 31, 2007.

Class B

The average annual total returns for the Fund’s Class B shares for the one-, five-, and ten-year periods ended October 31, 2007 were 16.90%, 14.52% and 2.31%, respectively. These returns were computed assuming a hypothetical initial payment of $1,000 in Class B shares of the Fund and assuming that all dividends and distributions paid by the Fund’s Class B shares, if any, were reinvested over the relevant time periods. Returns for the ten-year periods reflect automatic conversion to Class A shares approximately eight years after purchase. It was then assumed that at the end of the one-, five- and ten year periods, the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund’s Class B shares for the ten-year period ended October 31, 2007 was 25.62%. Thus, a $1,000 investment in Class B shares on October 31, 1997 had a value of $1,256.20 on October 31, 2007.

Class C

The average annual total returns for the Fund’s Class C shares for the one- and five-year periods ended October 31, 2007 and for the period from May 27, 1999 (inception) through October 31, 2007 were 21.00%, 14.80% and 4.49%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund and assuming that all dividends and distributions paid by the Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund’s Class C shares for the period from May 27, 1999 (commencement of operations of Class C shares) through October 31, 2007 was 44.82%. Thus, a $1,000 investment in Class C shares on May 27, 1999 had a value of $1,448.18 on October 31, 2007.

Class D

The average annual total returns for the Fund’s Class D shares for the one-, five- and ten-year periods ended October 31, 2007 were 20.90%, 14.78% and 2.14%, respectively. These returns were computed assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and assuming that all of the dividends and distributions paid by the Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund’s Class D shares for the ten-year period ended October 31, 2007 was 23.53%. Thus, a $1,000 investment in Class D shares made on October 31, 1997 had a value of $1,235.25 on October 31, 2007.

Class I

The average annual total returns for the Fund’s Class I shares for the one- and five-year periods ended October 31, 2007, and for the period from November 30, 2001 (commencement of offering of Class I shares) through October 31, 2007 were 23.62%, 16.39% and 9.07%, respectively. These returns were computed assuming a hypothetical initial payment of $1,000 in Class I shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund’s Class I shares for the period from November 30, 2001 (commencement of offering of Class I shares) through October 31, 2007 was 67.24%. Thus, a $1,000 investment in Class I shares made on November 30, 2001 had a value of $1,672.40 on October 31, 2007.

Class R

The average annual total return for the Fund’s Class R shares for the one-year period ended October 31, 2007 and for the period from April 30, 2003 (commencement of offering of Class R shares) through October 31, 2007 were 21.53% and 16.41%, respectively. These returns were computed assuming a hypothetical initial payment of $1,000 in Class R shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class R shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-

year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Fund’s Class R shares for the period from April 30, 2003 (commencement of offering of Class R shares) through October 31, 2007 was 98.32%. Thus, a $1,000 investment in Class R shares made on April 30, 2003 had a value of $1,983.18 on October 31, 2007.

Financial Statements

The Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007 contains the portfolio of the investments of the Fund as of October 31, 2007, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

PART C. OTHER INFORMATION

Item 23. Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.

(a)	Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 29, 2001.)

(a)(1)	Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on May 28, 1999.)

(a)(2)	Amended and Restated Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(b)	Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on February 28, 2006).

(c)	Copy of Specimen Stock Certificate for Class B Capital Stock. (Incorporated by reference to Form SE filed on April 16, 1996.)

(d)	Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)

(d)(1)	*Form of Waiver/Reimbursement Agreement.

(e)	Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1)	Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2)	Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(e)(3)	Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. (Incorporated by reference to Exhibit 6b of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(4)	Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(5)	Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 2-33566) filed on April 28, 1997.)

(e)(6)	Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant’s Post Effective Amendment No. 34 filed on February 28, 2003).

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

PART C. OTHER INFORMATION (continued)

(f)(1)	Deferred Compensation Plan for the Board of Directors of Seligman Frontier Fund, Inc. (Incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed July 9, 2003.)

(g)	Custody Agreement between Registrant and Investors Fiduciary Trust Company (assigned to State Street Bank & Trust Company). (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(h)	Not applicable.

(i)	Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 29, 2001.)

(i)(1)	Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on May 28, 1999.)

(i)(2)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(k)	Not applicable.

(l)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 29, 2001.)

(l)(1)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 filed on May 28, 1999.)

(l)(2)	Copy of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(l)(3)	Copy of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on April 19, 1996.)

(m)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant’s Post Effective Amendment No. 34 filed on February 28, 2003).

(m)(1)	Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(3)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(4)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

PART C. OTHER INFORMATION (continued)

(m)(5)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(6)	Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(8)	Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. filed on January 28, 2005.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(10)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(12)	Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(11) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(13)	Form of Operating Agreement between Pershing LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(12) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(14)	Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(13) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(n)	Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(p)	Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates, as amended. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

PART C. OTHER INFORMATION (continued)

(Other Exhibits)	*(a) Power of Attorney for Dr. Maureen Fonseca.

(b) Power of Attorney for John F. Maher. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed on February 28, 2007.)

(c) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on November 29, 2001.)

(d) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on January 28, 1998.)

Item 24. Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article Tenth of Registrant's Amended and Restated By-laws filed as Exhibit Item 23(b) of Registrant’s Post-Effective Amendment No. 39 filed on February 28, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (“Seligman”), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 46 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828), which was filed on January 28, 2008.

Item 27.	Principal Underwriters.

(a)	The names of each investment company (other than the Registrant) for which Registrant’s principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Asset Allocation Series, Inc., Seligman Value Fund Series, Inc.

(b)	Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20:

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of February 7, 2008

(1)	(2)	(3)
Name and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
William C. Morris*	Chairman of the Board and Director	Chairman of the Board
Brian T. Zino*	Director	President, Director and Chief Executive Officer
Charles W. Kadlec*	Director and President	None
David F. Stein*	Director	None
Rodney G.D. Smith*	Director	None
John H. Clark*	Director	None
John B. Cunningham*	Director	None
Neil T. Eigen*	Director	None
Thomas G. Moles*	Director	None
Paul H. Wick*	Director	None
Richard M. Potocki*	Managing Director, Director of Sales	None
Jonathan G. Evans*	Managing Director, Regional Sales	None
Bruce M. Tuckey*	Managing Director, Regional Sales	None
Andrew S. Veasy*	Managing Director, Regional Sales	None
Peter Quinn*	Managing Director, National Sales	None
Michelle L. Rappa*	Managing Director, Director of Marketing	None
Thomas G. Rose*	Senior Vice President, Finance	Vice President
James R. Besher*	Senior Vice President, Regional Sales	None
Steven O’Brien*	Senior Vice President, Regional Sales	None
Gerald I. Cetrulo, III*	Senior Vice President, Regional Sales	None
John Feneck*	Senior Vice President, Regional Sales	None
Arthur A. Condron*	Senior Vice President, Offshore	None
Sales and Administration
Emily H. Calcagno*	Senior Vice President, Relationship	None
Management
Jeffrey S. Dean*	Senior Vice President, Director of	None
Operations and Business Planning
Kenneth J. Dougherty*	Senior Vice President, Regional Sales	None
Ronald W. Pond*	Senior Vice President, Divisional Sales	None
Director
Mike Hogan*	Senior Vice President, Division Sales	None
Director
Thomas P. Parnell*	Senior Vice President, Regional Sales	None
Daniel R. Molloy*	Senior Vice President, Regional	None
Retirement Plans Manager
Jeffery C. Pleet*	Senior Vice President, Regional	None
Retirement Plans Manager
Judith L. Lyon*	Senior Vice President, Regional Sales	None
Gary A. Terpening*	Senior Vice President, Product	None
Management
Matthew K. Scott*	Senior Vice President, Regional Retirement Plans Manager	None
Brian C. Lighty*	Senior Vice President, Regional	None
Retirement Plans Manager
Nicole C. Grogan*	Senior Vice President, Manager, Sales	None
Administration & Planning, Managed
Money
Peter J. Campagna*	Senior Vice President, Managed Products	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of February 7, 2008

(1)	(2)	(3)
Name and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant
Matthew Witschel*	Senior Vice President, Manager of Internal Sales	None
Matthew Saunders*	Vice President, Product Manager	None
Paula A. Smith*	Senior Vice President, Director of	None
Retirement Plans
William A. DeSanto*	Senior Vice President, Director of	None
Product Management
Karin Billias*	Vice President, Retirement Marketing	None
Marco F. Acosta*	Vice President, Product Manager	None
Robert T. Maloney*	Vice President, Relationship Manager	None
Michael E. Swinarski*	Vice President, Relationship Manager	None
Kevin Collins*	Vice President, Regional Retirement	None
Plans Manager
Kurt Stam*	Vice President, Product Manager	None
Brian C. Kelleher*	Vice President, Regional Sales	None
David C. Carrano*	Vice President, Regional Sales	None
Matthew R. Compton*	Vice President, Regional Sales	None
James M. Wing*	Vice President, Regional Sales	None
Chad Harding*	Vice President, Regional Sales	None
Seth Leibick*	Vice President, Regional Sales	None
Lisa M. MacDonald*	Vice President, Sales Administration	None
& Planning
Bret L. Solnoki*	Vice President, Sub-Advisory	None
Frank J. Nasta*	Director and Corporate Secretary	Secretary
Paul B. Goucher*	Assistant Corporate Secretary	None
Jennifer G. Muzzey*	Assistant Corporate Secretary	None
Joseph D’Alessandro*	Assistant Corporate Secretary	None
Albert A. Pisano*	Senior Vice President, Chief	None
Compliance Officer
Katherine J. Shetler*	Vice President and Treasurer	None
Julie S. Rosenberg*	Assistant Treasurer	None
Lawrence P. Vogel*	Assistant Treasurer	Vice President and
Treasurer
Thomas Figueira*	Assistant Treasurer	None
Brian R. Nash*	Assistant Treasurer	None
Jennie Haluska*	Assistant Treasurer	None
Keith R. Landry*	Vice President, Manager, Order Desk	None
Sandra Floris*	Assistant Vice President, Order Desk	None
Glen Matthews*	Assistant Vice President, Order Desk	None
Valerie Elaine Rummo*	Assistant Vice President, Retirement	None
Consultant Desk Manager
Mike Lynn*	Assistant Vice President, Regional	None
Sales
Mike Stoppiello*	Assistant Vice President, Regional	None
Sales
George Kounalakis*	Assistant Vice President, Regional	None
Sales
Oscar Lagos*	Assistant Vice President, Business	None
Development

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)	Not Applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and recordkeeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 42 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February, 2008.

SELIGMAN FRONTIER FUND, INC.

By:	/s/ Brian T. Zino
Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 42 has been signed below by the following persons in the capacities indicated on February 28 , 2008.

Signature		Title
/s/ Brian T. Zino		President, Director and Chief Executive Officer
Brian T. Zino		(Principal Executive Officer)

/s/ William C. Morris		Chairman of the Board and Director
William C. Morris

/s/ Lawrence P. Vogel		Treasurer (Principal Financial and Accounting Officer)
Lawrence P. Vogel

Dr. Maureen Fonseca, Director	)
John R. Galvin, Director	)
John F. Maher, Director	)
Frank A. McPherson, Director	)
Betsy S. Michel, Director	)	/s/ Brian T. Zino
Leroy C. Richie, Director	)	Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director	)
James N. Whitson, Director	)

SELIGMAN FRONTIER FUND, INC.

Post-Effective Amendment No. 42 to the

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N-1A Item No.	Description
Item 23(d)(1)	Form of Waiver/Reimbursement Agreement.

Item 23(j)	Consent of Independent Registered Public Accounting Firm.

(Other Exhibits)	Power of Attorney for Dr. Maureen Fonseca.